EXHIBIT 10.1


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                               RAYOVAC CORPORATION



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                                  $100,000,000
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006

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                               PURCHASE AGREEMENT

                             DATED OCTOBER 17, 1996

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                          Donaldson, Lufkin & Jenrette
                             Securities Corporation

                               BA Securities, Inc.




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DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BA SECURITIES, INC.
As Initial Purchasers
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

                  Rayovac Corporation, a Wisconsin corporation (the "Company"), proposes to issue and sell an aggregate of $100,000,000 in principal amount of 10 1/4% Senior Subordinated Notes due 2006 (the "Notes") to Donaldson, Lufkin & Jenrette Securities Corporation and BA Securities, Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"). ROV Holding, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("ROV Holding"), proposes to issue and sell to the Initial Purchasers a senior subordinated guarantee of the Notes (the "Guarantee"). The Notes and the Guarantee will be issued pursuant to an Indenture dated as of the Closing Date (as defined herein) among the Company, ROV Holding and Marine Midland Bank, as trustee (the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

                  1. Issuance of Securities. The Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum, dated September 30, 1996 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated October 17, 1996 (the "Offering Memorandum" and together with the Preliminary Offering Memorandum, the "Offering Documents"), relating to the Company and the Notes. Reference in this Agreement to the Offering Documents includes documents incorporated into the Offering Documents by reference.

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE


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         SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE
         SECURITIES ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF RAYOVAC CORPORATION ("THE COMPANY") THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN A(1) ABOVE.

                  In addition to the above legend, if a global form Note is issued, it shall bear the legend set forth in Section 2.06(g) of the Indenture.

                  2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Notes to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the principal amount of Notes set forth opposite the name of such Initial Purchaser on Schedule I hereto, at 97.0% of the principal amount thereof (the "Purchase Price").

                  3. Terms of Offering. The Initial Purchasers have advised the Company that they will make offers (the "Exempt Resales") of the Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons (each, a "144A Purchaser") whom they reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) and (7) under the Act, that make certain representations to and agreements with the Company (each, an "Accredited Institution") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof.
Such price may be changed at any time without notice.

                  Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the


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"Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 10 1/4% Senior Subordinated Notes due 2006 (the "New Notes") to be offered in exchange for the Notes (such offer to exchange being referred to as the "Exchange Offer"), and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale of the Notes by certain holders thereof, and to use its best efforts to cause such registration statements to be declared effective. This Agreement, the Indenture, the Registration Rights Agreement and the Notes (including the Guarantee) are hereinafter referred to collectively as the "Operative Documents."

                  4. Delivery and Payment. Delivery to the Initial Purchasers of and payment for the Notes shall be made at 9:00 A.M., Eastern Time, on October 22, 1996 (the "Closing Date") at the offices of Skadden, Arps, Slate, Meagher & Flom, One Beacon Street, Boston, Massachusetts 02108 or such other time or place as you and the Company shall designate.

                  One or more Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or in such other name or names as the Initial Purchasers may request upon at least two business days' notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Notes sold pursuant to Exempt Resales to Eligible Purchasers, shall be delivered by the Company to you against payment by you of the purchase price thereof by wire transfer of immediately available funds to the order of the Company. The Notes in definitive form shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. Eastern Time on the business day immediately preceding the Closing Date.

                  5. Agreements of the Company.  The Company agrees with you:

                           (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of receipt of any notification with respect to the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e), or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) for a period ending on the earlier of (x) the completion of Exempt Resales of the Notes by the Initial Purchasers and (y) 90 days after the Closing Date, if any event shall occur as a result of which the Offering Memorandum would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (b) To furnish to you, without charge, during the period set forth in paragraph (c) below, as many copies of the Offering Documents, and any amendments or supplements thereto, as you may reasonably request. The Company consents to the use of the Offering Documents, and any amendments or supplements thereto, by the Initial Purchasers in connection with Exempt Resales.


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                           (c) If, after the date hereof and prior to the
         earlier of the completion of Exempt Resales of the Notes by the Initial Purchasers and the date that is 90 days after the Closing Date, any event shall occur as a result of which in the reasonable judgment of the Company or your counsel it becomes necessary to amend or supplement the Offering Memorandum to comply with any law or as a result of which the Offering Memorandum would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to promptly (i) prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements in the Offering Memorandum, as so amended or supplemented, will comply with all applicable laws and will not, in the light of the circumstances under which they were made, be misleading, and (ii) furnish each Initial Purchaser with such number of copies of the Offering Memorandum, as amended or supplemented, as such Initial Purchaser may reasonably request.

                           (d) To make no further amendment or any supplement to the Offering Memorandum without first having furnished to you a copy of the proposed form thereof and giving you a reasonable opportunity to review the same.

                           (e) To (i) cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification of the Notes and the Guarantee for offer and sale by the Initial Purchasers under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request, (ii) continue such qualification in effect so long as required for Exempt Resales of the Notes and (iii) file such consents to service of process or other documents as may be necessary in order to effect such qualification; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

                           (f) During the period of two years following the date of this Agreement, to deliver to the Initial Purchasers, promptly upon their becoming available, (i) copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and (ii) such other documents, reports and information as shall be furnished by the Company or by ROV Holding to its stockholders generally.

                           (g) To use the net proceeds from the sale of the Notes in the manner specified in the Offering Memorandum (and any amendments or supplements thereto) under the caption "Use of Proceeds."

                           (h) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation,


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         printing, filing and distribution of the Offering Documents (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of the Operative Documents and all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Notes, (iv) the qualification of the Notes and the Guarantee for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Offering Documents (including all documents incorporated by reference therein), and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Notes in the Private Offerings, Resales and Trading through Automatic Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc., (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer and (x) the performance by the Company of its other obligations under this Agreement.

                           (i) Prior to the Closing Date, to furnish to you as soon as they have been prepared by the Company, a copy of any consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

                           (j) Not to distribute prior to the Closing Date any offering material in connection with the offering and sale of the Notes other than the Offering Documents or other materials, if any, that the Initial Purchasers shall have approved for such distribution.

                           (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of Notes or the Guarantee.

                           (l) For so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the


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         Exchange Act, to make available to any Eligible Purchaser or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such Eligible Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                           (m) To comply with all agreements set forth in the letters of representation from the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                           (n) To use its reasonable best efforts to effect the inclusion of the Notes in PORTAL.

                  6. Representations and Warranties of the Company and ROV Holding. The Company and ROV Holding represent and warrant to each Initial Purchaser that:

                           (a) Each of the Company and ROV Holding is a duly organized and validly existing corporation in good standing under the laws of its respective jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not, in the aggregate, reasonably be expected to have a material adverse effect on the properties, business, results of operations or condition (financial or otherwise) of the Company, ROV Holding and their respective subsidiaries taken as a whole (a "Material Adverse Effect"). Rayovac Canada, Inc. ("Rayovac Canada") is a duly organized and validly existing corporation under the laws of Canada with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. Rayovac UK Limited ("Rayovac UK Ltd.") is a duly organized and validly existing corporation under the laws of the United Kingdom with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. Rayovac Europe Limited ("Rayovac Europe Ltd.") is a duly organized and validly existing corporation under the laws of the United Kingdom with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. Rayovac Far East Limited ("Rayovac Far East Ltd.") is a duly organized and validly existing corporation under the laws of Hong Kong with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. Rayovac Europe B.V. ("Rayovac Europe B.V.," and together with ROV Holding, Rayovac Canada, Rayovac UK Ltd., Rayovac Europe Ltd. and Rayovac Far East, each, a "Subsidiary" and, collectively, the "Subsidiaries") is a duly organized and validly existing corporation under the laws of the


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         Netherlands with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

                  (b) Each of the Company and ROV Holding has all necessary corporate power and authority to execute and deliver this Agreement, the Notes, the Guarantee, the Indenture or the Registration Rights Agreement, as applicable, and to perform its respective obligations hereunder or thereunder, as applicable, and to authorize, issue, sell and deliver the Notes and the Guarantee, as applicable, in each case as contemplated by this Agreement, and to perform its obligations thereunder, as applicable.

                  (c) This Agreement has been duly authorized and validly executed and delivered by the Company and (assuming the due execution and delivery hereof by the Initial Purchasers) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms subject to: applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and, as to rights of indemnification, federal and state securities laws and principles of public policy.

                  (d) The Indenture has been duly authorized by the Company and ROV Holding and, on the Closing Date, will have been duly executed by the Company and ROV Holding and will conform in all material respects to the description thereof in the Offering Memorandum. When the Indenture has been duly executed and delivered (assuming the due execution and delivery thereof by the Trustee), the Indenture will be a valid and legally binding agreement of the Company and ROV Holding, enforceable against the Company and ROV Holding in accordance with its terms, subject to: applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (e) The Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform in all material respects to the description thereof in the Offering Memorandum. When the Notes are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to: applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to


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         general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (f) The New Notes have been duly authorized by all necessary corporate action for issuance and sale pursuant to this Agreement and the Registration Rights Agreement (or will have been so authorized prior to the issuance of such New Notes) and, when executed, authenticated, issued and delivered in the manner provided for in the Indenture in accordance with the Registration Rights Agreement pursuant to the Exchange Offer, the New Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to: applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (g) The Guarantee has been duly authorized by ROV Holding and, on the Closing Date, will have been duly executed by ROV Holding and will conform in all material respects to the description thereof in the Offering Memorandum. When the Guarantee is issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Guarantee will constitute a valid and legally binding obligation of ROV Holding, enforceable against ROV Holding in accordance with its terms and entitled to the benefits of the Indenture, subject to: applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (h) The Registration Rights Agreement has been duly and validly authorized by the Company and conforms in all material respects with the description thereof in the Offering Memorandum. The Registration Rights Agreement (assuming the due execution and delivery thereof by you) constitutes the valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to: applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and, as to rights of indemnification, federal and state securities laws and principles of public policy and, as to rights of indemnification, federal and state securities laws and principles of public policy.

                  (i) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued, and all of the shares of capital stock of, or other


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         ownership interests in, each Subsidiary are owned, directly or through other Subsidiaries, by the Company. All such shares of capital stock are fully paid and nonassessable (to the extent such status is contemplated by applicable law) and owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

                  (j) Neither the Company nor any of the Subsidiaries is (i) in violation of its respective charter or bylaws (or corresponding organizational documents) or (ii) in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except, with respect to clause (ii) of this paragraph, where there could not reasonably be expected to have a Material Adverse Effect.

                  (k) The execution and delivery of this Agreement, the Indenture, and the Registration Rights Agreement by the Company, the issuance and sale of the Notes and the Guarantee, the performance of this Agreement, the Indenture, and the Registration Rights Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement will not
         (i) conflict with or result in a breach or violation of any of the respective charters or bylaws (or corresponding organizational documents) of the Company or any of the Subsidiaries or any of the terms or provisions of, or (ii) constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, or contravene any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company, any of the Subsidiaries or any of their respective properties, except, with respect to clause (ii) of this paragraph, where there could not reasonably be expected to have a Material Adverse Effect.

                  (l) There is no action, suit, proceeding or, to the knowledge of the Company or any of the Subsidiaries, investigation before any court or before or by any public, regulatory or governmental agency or body pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against,


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         or involving the properties or business of the Company or any of the
         Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

                  (m) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or the Guarantee; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Notes; no action, suit or proceeding is pending against or, to the best of the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, could reasonably be expected to materially interfere with or adversely affect the issuance of the Notes or the Guarantee or in any manner draw into question the validity of this Agreement, the Indenture, the Notes, the Guarantee, the Registration Rights Agreement, or the transactions contemplated hereby or thereby.

                  (n) Except as set forth in the Offering Documents, neither the Company nor any of the Subsidiaries has violated any environmental safety or similar law or regulation applicable to (i) its business relating to the protection of human health and safety, (ii) the environment or (iii) hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their business in the manner described in the Offering Memorandum, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation, termination of any such permit, license or approval or results in any other impairment of their rights thereunder, which in each case could reasonably be expected to result, in the aggregate, in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, nor has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case could reasonably be expected to result, in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any


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         collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of the Subsidiaries and, to the best knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, singly or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

                  (o) Except as could not reasonably be expected to result, in the aggregate, in a Material Adverse Effect, the Company and each of the Subsidiaries has good title, free and clear of all Liens (except Liens for taxes not yet due and payable), to all property and assets reflected as owned by it in the combined consolidated financial statements of the Company at and for the fiscal year ended June 30, 1996.

                  (p) The accountants that have certified or shall certify the applicable consolidated financial statements and supporting schedules of the Company included in the Offering Memorandum, are, to the knowledge of the Company, independent accountants. The consolidated historical and unaudited pro forma condensed consolidated financial statements, together with related schedules and notes, fairly present the consolidated financial position of the Company and the Subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by this Agreement, the Offering Memorandum, the Indenture and the Registration Rights Agreement. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                  (q) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries taken as a whole, nor entered into any material transaction not in the ordinary course of business and there has not been, in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole (a "Material Adverse Change").

                  (r) All tax returns required to be filed by the Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

                  (s) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than the securities or blue sky laws of the various states and foreign jurisdictions, an effectiveness order of the Commission with respect to the Exchange Offer Registration Statement and Shelf Registration Statement and qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the valid issuance, sale and delivery of the Notes and the Guarantee, or for the execution, delivery or performance of this Agreement, the Indenture or the Registration Rights Agreement by the Company, except as disclosed in the Offering Memorandum and except as such as may have been (or will on the Closing Date be) obtained and are (or will on the Closing Date
         be) in full force and effect and except where the failure to obtain such authorization, approval, consent or license could not reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect.

                  (t) (i) The Company and each of the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum, except to the extent that the failure to obtain or file would not, singly or in the aggregate, have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect and (iii) the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

                  (u) Except as set forth or referred to in the Offering Memorandum and except as would not have a Material Adverse Effect, the Company and the Subsidiaries possess all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing. Except as set forth in the Offering Memorandum, the use of such Intellectual Property in connection with the business and operations of the Company as currently conducted and the Subsidiaries does not, to the knowledge of the Company, infringe the rights of any person.

                  (v) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (w) The Company and each Subsidiary maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                  (x) Neither the Company nor any Subsidiary (i) is "insolvent" as that term is defined in Section 101(32) of the United States Bankruptcy Code (the "Bankruptcy Code") (11 U.S.C. ss. 101 (32)),
         Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (ii) has "unreasonably small capital" as that term is used in Section 548(a)(2)(ii) of the Bankruptcy Code or Section 5 of the UFCA, (iii) is engaged or about to engage in a business or transaction for which its remaining assets are "unreasonably small" in relation to the business or transaction as that term is used in Section 4 of the UFTA or (iv) intends or believes that it will be unable to pay its debts as they mature or become due, within the meaning of Section 548(a)(2)(B)(iii) of the Bankruptcy Code, Section 4 of the UFTA and Section 6 of the UFCA. Neither the Company nor any Subsidiary shall be rendered insolvent (as defined above) by the execution and delivery of this Agreement or by consummation of the transactions contemplated hereunder.

                  (y) The Offering Documents have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum as of its date did not, and the Offering Memorandum as of its date does not and as of the Closing Date will not, and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading, except that the representations and warranties contained in this paragraph 6(y) shall not apply to statements or omissions in the Offering Documents (or any amendment or supplement thereto) based upon information furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the any of the Offering Documents, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, have been issued.

                  (z) None of the Subsidiaries of the Company is a "significant subsidiary" as defined in Rule 1-02(w)(3) of Regulation S-X promulgated under the Act.

                  (aa) The Company had, as of the date indicated, debt including current maturities and shareholders' equity as set forth in the Offering Memorandum under the caption "Capitalization."

                  (ab) Neither the Company nor any of the Subsidiaries has distributed and, prior to the Closing Date, will distribute any offering material in connection with the offering and sale of the Notes other than any of the Offering Documents or other materials, if any, that the Initial Purchasers have approved for such distribution; provided, however, that it is understood that the Company makes no representation or warranty herein with respect to any distribution of materials by the Initial Purchasers.

                  (ac) The Company is not now, and after sale of the Notes to be sold by it hereunder and application of the net proceeds from such sale as described in the Offering Documents under the caption "Use of Proceeds" will not be, or will not be "controlled" by, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (ad) Neither the Company nor any of the Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" or a "holding company", as such terms are defined in the Public Utilities Holding Company Act of 1935, as amended, or is a "public utility", as such term is defined in the Federal Power Act, as amended.

                  (ae) Assuming (i) that each of the Eligible Purchasers is a QIB or an Accredited Institution, (ii) the accuracy of the representations, warranties and covenants of the Initial Purchasers in
         Section 7 hereof, (iii) the accuracy of the representations made by each Accredited Institution who purchases the Notes and the Guarantee pursuant to an Exempt Resale (as set forth in the letters of representation executed by such Accredited Institutions in the form of Annex A to the Offering Memorandum), (iv) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum and any other requirements of law applicable to the Initial Purchasers that are necessary for exemption of the offering and sale of the Notes and the Guarantee from the registration requirements of the Act and (v) that Eligible Purchasers to whom the Initial Purchasers initially resell the Notes and the Guarantee receive a copy of the Offering Memorandum prior to such sale, no registration of the Notes or the Guarantee under the Act and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the sale of the Notes or the Guarantee to the Initial Purchasers as contemplated by this agreement or for the Exempt Resales. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (af) The execution and delivery of the Operative Documents and the sale of the Notes to be purchased by the Eligible Purchasers will not involve any non-exempt prohibited transaction within the meaning of
         Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors."

                  (ag) No securities of the Company or any of its Subsidiaries are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  Any certificate signed by any officer of the Company pursuant to this Agreement and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                  7. Representations, Warranties and Certain Agreements of the Initial Purchasers.

                           (a) Each Initial Purchaser, severally and not jointly, represents, warrants to and agrees with the Company as follows:

                                    (1) Each Initial Purchaser represents and
                  warrants with respect to itself that such Initial Purchaser is either a QIB or an Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

                                    (2) Except as set forth in the Offering
                  Memorandum, such Initial Purchaser (i) is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction, (ii) will be reoffering and reselling the Notes only (A) to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and
                  (B) to a limited number of Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum and (iii) has not solicited and will not solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as such terms are defined in Regulation D under the Act) or in any manner involving a public offering within the meaning of the Act.

                                    (3) Each Initial Purchaser also understands
                  that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 9(e) and (f) hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and agreements and the Initial Purchasers hereby consent to such reliance.

                           (b) Each Initial Purchaser agrees that it will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Notes only to, and will solicit offers to buy the Notes only from, persons who in purchasing such Notes will be deemed to have represented and agreed (1) if such Eligible Purchaser is a QIB, that they are purchasing the Notes for their own account or an account with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (2) that such Notes will not have been registered under the Act and may be offered, resold, pledged or otherwise transferred only (A)(i) inside the United States to a person who the seller reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, (ii) in a transaction meeting the requirements of Rule 144 under the Act, (iii) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act or (iv) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (B) to the Company or
         (C) pursuant to an effective registration statement under the Act, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, and
         (3) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (2) above.

                           (c) Prior to any sale of Notes to an Eligible Purchaser, the Initial Purchasers shall have provided such Eligible Purchaser with a copy of the Offering Memorandum.

                           (d) On the Closing Date, the Initial Purchasers will provide the Company with a certificate stating that they solicited offers from and offered and sold the Notes only to persons they reasonably believed to be Eligible Purchasers.

                           (e) The Initial Purchasers will give prompt notice in writing by telecopy to the Company and its counsel when the Exempt Resales are completed.

                  8. Indemnification.

                           (a) The Company agrees to indemnify and hold harmless
         (i) each Initial Purchaser, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Initial Purchaser (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the officers, directors, partners, employees, representatives and agents of each Initial Purchaser or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred (following the submission of an itemized invoice therefor), reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable documented fees and expenses of counsel to any Indemnified Person directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (collectively, "Damages") , except (A) insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Initial Purchaser furnished in writing to the Company by any Initial Purchaser expressly for use in the Offering Documents (or any amendment or supplement thereto) and (B) insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that was contained or made in the Preliminary Offering Memorandum and corrected in the Offering Memorandum and (1) any such losses, claims, damages, liabilities or expenses suffered or incurred by any Indemnified Person resulted from an action, claim, or suit by any person who purchased the Notes from any Initial Purchaser in an Exempt Resale, (2) the Initial Purchasers failed to deliver or provide a copy of the Preliminary Offering Memorandum or Offering Memorandum to such person at or prior to the confirmation of the sale of the Notes and (3) the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages, liabilities or expenses. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

                           (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Initial Purchaser (or the Initial Purchaser controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement) and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) such Indemnified Person reasonably concludes based on the advice of counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Company, the assertion of which would be adverse to the interests of the Company or any other Indemnified Person, or (B) a conflict of interest exists between the Indemnified Person and the Company (in either such case the Company shall not have the right to assume or to continue the defense of such action on behalf of such Indemnified Person), it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by the Initial Purchasers. The Company shall be liable for any settlement of any such action or proceeding effected with its prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the Company to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by the Company of the aforesaid request and
         (ii) the Company shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

                           (c) Each Initial Purchaser agrees, jointly but not severally, to indemnify and hold harmless the Company, any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company and the officers, directors, partners, employees, representatives and agents of the Company or any such person, to the same extent and subject to the same procedures as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to Damages based on information relating to such Initial Purchaser furnished in writing by such Initial Purchaser expressly for use in the Offering Documents.

                           (d) If the indemnification provided for in this
         Section 8 is unavailable to an Indemnified Person under Section 8(a) or
         (c) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company bear to the total discounts and commissions received by such

         Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Initial Purchasers shall be determined by reference to, among other things whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company set forth herein shall be in addition to any liability or obligation the Company may otherwise have to any Indemnified Person.

                           The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
         Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened including the reasonably documented fees and expenses of counsel to such party. Notwithstanding the provisions of this Section 8, the Initial Purchasers (and their related Indemnified Persons) shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount applicable to the Notes purchased by such Initial Purchasers exceeds the amount of any damages which such Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              9. Conditions of Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase the Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                           (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                           (b) (i) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:30 a.m. Eastern time, on October 21, 1996, or at such later date and time as the Initial Purchasers may approve;

                                    (ii) no injunction, restraining order or
                  order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Notes or the Guarantee; and

                                    (iii) at the Closing Date, no stop order
                  preventing the use of the Offering Documents, or any amendment or supplement thereto, or suspending the qualification or exemption from qualification of the Notes for sale in any jurisdiction designated by the Initial Purchasers pursuant to
                  Section 5(e) hereof shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated.

                           (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given to the Company of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

                           (d) (i) Since the date of the latest balance sheet included in the Offering Documents, there shall not have been any material adverse change, in the condition, financial or otherwise, or in the earnings, whether or not arising in the ordinary course of business, of the Company and the Subsidiaries, taken as a whole, from that set forth in the Offering Documents, (ii) since the date of the latest balance sheet included in the Offering Documents, there shall not have been any material adverse change in the capital stock or in the long-term debt of the Company from that set forth in the Offering Documents, (iii) the Company and the Subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Offering Documents or incurred in the ordinary course of business and (iv) on the Closing Date you shall have received a certificate from each of the Company and ROV Holding dated the Closing Date, signed by a senior officer of the Company or ROV Holding, as applicable, in his or her capacity as such senior officer, confirming the matters set forth in paragraphs (a), (b)(ii), (b)(iii), (c) and (d) of this Section 9.

                           (e) You shall have received on the Closing Date opinions (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, (A) of James A. Broderick, Vice President and General Counsel of the Company, substantially in the form of Exhibit A attached hereto, (B) of Skadden, Arps, Slate, Meagher & Flom, Boston, Massachusetts, special counsel for the Company, substantially in the form of Exhibit B attached hereto and (C) of Whyte, Hirshboeck & Dudek S.C., special counsel for the Company, substantially in the form of Exhibit C attached hereto.

                  In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Initial Purchasers' counsel) of other counsel reasonably acceptable to the Initial Purchasers' counsel, familiar with the applicable laws; (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, certificates of public officials and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company and the Subsidiaries, provided that copies of any such written statements or certificates shall be delivered to the Initial Purchasers' counsel.

                  The opinion of Skadden, Arps, Slate, Meagher & Flom described in paragraph (e)(B) above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein and may state that such opinion is limited to matters of federal and New York law and the General Corporation Law of the State of Delaware.

                           (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, as to matters set forth in paragraphs 2 through 6, that part of paragraph 10 relating to the description of the Indenture contained under the caption "Description of the Notes" in the Offering Memorandum, paragraph 13 and the paragraph immediately following paragraph 13 of Exhibit B attached hereto. In giving such opinion, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Offering Documents and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                           (g) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Coopers & Lybrand L.L.P., independent public accountants for the Company, with respect to the financial statements and certain financial information contained in the Offering Memorandum and substantially in the form and substance of the letter delivered to you by Coopers & Lybrand L.L.P. on the date of this Agreement, provided that the letter delivered on the Closing Date shall state that Coopers & Lybrand L.L.P. has read the unaudited combined consolidated balance sheet of the Company and the related combined consolidated statement of income for the month and three months ended September 30, 1996 and 1995.

                           (h) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

                           (i) You shall have received on the Closing Date a certificate, dated the Closing Date, signed by a senior officer of the Company, in his or her capacity as such senior officer, in form and substance reasonably satisfactory to you and your counsel, with respect to the solvency of the Company.

               10. Effective Date of Agreement and Termination. This Agreement shall become effective at the time that the Company and the Initial Purchasers execute this Agreement.

                  This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Offering Memorandum, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and the Subsidiaries or the earnings of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Notes on the terms and in the manner contemplated in the Offering Memorandum,
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Notes on the terms and in the manner contemplated in the Offering Memorandum, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange,
(iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company and the Subsidiaries taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal or state government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Notes which it has or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date by all the Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the aggregate principal amount of Notes set forth opposite its name in Schedule I bears to the aggregate principal amount of Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 10 by an amount in excess of one-ninth of such amount of Notes without the written consent of such Initial

Purchaser. If on the Closing Date any Initial Purchaser shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date by the Initial Purchasers and arrangements satisfactory to you and the Company for purchase of such Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any non-defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

                  11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Rayovac Corporation, 601 Rayovac Drive, Madison, Wisconsin 53711-2497, Attention: James
A. Broderick, with a copy to Skadden, Arps, Slate, Meagher & Flom, One Beacon Street, 31st Floor, Boston, Massachusetts 02108, Attention: Louis A. Goodman, and (b) if to any Initial Purchaser or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, with a copy to Latham & Watkins, Sears Tower, Suite 5800, 233 South Wacker Drive, Chicago, Illinois 60606, Attention: Mark A. Stegemoeller, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Notes and payment for them hereunder and (iii) termination of this Agreement.

                  If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by them.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Notes from any of the several Initial Purchasers merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company, ROV Holding and the several Initial Purchasers.

                                     Very truly yours,

                                     RAYOVAC CORPORATION



                                     By /s/ James A. Broderick
                                        --------------------------------
                                        Name: James A. Broderick
                                        Title:  Vice President


                                     ROV HOLDING, INC.


                                      By /s/ Roger F. Warren
                                        --------------------------------
                                         Name: Roger F. Warren
                                         Title:  President


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
BA SECURITIES, INC.

By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION



By /s/ Glenn Tongue
   --------------------------------
   Name: Glenn Tongue
   Title   Managing Director

                                   SCHEDULE I


Initial Purchasers                                   Amount
------------------                                  --------

Donaldson, Lufkin & Jenrette                    $75,000,000
Securities Corporation

BA Securities, Inc.                             $25,000,000


Total                                          $100,000,000

                                        i